                                                                    EXHIBIT 99.4


          UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

     The following table sets forth the unaudited pro forma condensed combined financial data for Psychiatric Solutions, Ramsay and The Brown Schools as a combined company, giving effect to the acquisitions of Ramsay and The Brown Schools and the Financing Transactions as if they had occurred on the dates indicated and after giving effect to the pro forma adjustments discussed herein. The unaudited pro forma condensed combined balance sheet as of March 31, 2003 has been derived from Psychiatric Solutions', Ramsay's, and The Brown Schools' historical balance sheets, adjusted to give effect to these acquisitions and the Financing Transactions, as well as our acquisition of Aeries Healthcare Corporation and Subsidiary (d/b/a Riveredge Hospital) and our merger with PMR as if they occurred on March 31, 2003. The pro forma condensed combined income statement for the twelve months ended March 31, 2003, the three months ended March 31, 2003 and 2002 and the year ended December 31, 2002 give effect to the acquisitions of Ramsay and The Brown Schools and the Financing Transactions, as well as our acquisition of Aeries Healthcare Corporation and Subsidiary (d/b/a Riveredge Hospital) and our merger with PMR as if they occurred at the beginning of the periods presented.

     The adjustments necessary to fairly present the unaudited pro forma condensed combined financial data have been made based on available information and in the opinion of management are reasonable. Assumptions underlying the pro forma adjustments are described in the accompanying notes, which should be read in conjunction with this unaudited pro forma condensed combined financial data. The pro forma adjustments are preliminary and revisions to the preliminary purchase price allocations and financing of the transactions may have a significant impact on the pro forma adjustments. A final valuation of net assets acquired associated with the Ramsay acquisition cannot be made prior to the completion of this offering memorandum. A final determination of these fair values will be conducted by Psychiatric Solutions' independent valuation specialists. The consideration of this valuation will most likely result in a change in the value assigned to the fixed and intangible assets acquired of Ramsay.

     The unaudited pro forma condensed combined financial data is for comparative purposes only and does not purport to represent what our financial position or results of operations would actually have been had the events noted above in fact occurred on the assumed dates or to project our financial position or results of operations for any future date or future period. The unaudited pro forma condensed combined financial data should be read in conjunction with the "Selected Consolidated Financial and Operating Data," "Management's Discussion and Analysis of Financial Condition and Results of Operations" and the consolidated financial statements and the notes thereto included elsewhere in this offering memorandum.

              UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                              AS OF MARCH 31, 2003
                             (DOLLARS IN THOUSANDS)

                                                                 THE BROWN SCHOOLS ADJUSTMENTS
                                                     -----------------------------------------------------

                                                        THE         THE BROWN       PRO FORMA
                                       PSYCHIATRIC     BROWN        SCHOOLS OF      PURCHASE     PRO FORMA
                                        SOLUTIONS    SCHOOLS(1)   OKLAHOMA, INC.   ADJUSTMENTS   COMBINED
                                       -----------   ----------   --------------   -----------   ---------
ASSETS
  Current assets:
    Cash and cash equivalents........    $ 4,045      $     --       $     2        $     (2)(2) $  4,045
    Accounts receivable, net.........     22,137         8,913         2,213              --       33,263
    Other current assets.............      2,832           345           114              --        3,291
                                         -------      --------       -------        --------     --------
      Total current assets...........     29,014         9,258         2,329              (2)      40,599
  Property, plant and equipment,
    net..............................     33,764        13,321         2,226          30,625(3)    79,936
  Costs in excess of net assets
    acquired, net....................     26,846            --         3,004          11,268(4)    41,118
  Amortizable intangible asset,
    net..............................      3,558            --            --              --        3,558
  Other assets.......................      3,438            39            24             682(5)     4,183
                                         -------      --------       -------        --------     --------
  Total assets.......................    $96,620      $ 22,618       $ 7,583        $ 42,573     $169,394
                                         =======      ========       =======        ========     ========
LIABILITIES AND STOCKHOLDERS' EQUITY
  Current liabilities:
    Short-term borrowings............    $ 9,529      $     --       $    --        $ 15,171(6)    24,700
    Accounts payable.................      3,486         6,172         1,054            (597)(2)   10,115
    Accrued liabilities..............     12,610         2,385           661            (572)(2)   15,084
                                         -------      --------       -------        --------     --------
      Total current liabilities......     25,625         8,557         1,715          14,002       49,899
  Long-term debt, less current
    portion..........................     36,657            --            --          36,000(6)    72,657
  Other liabilities..................      3,447            --            --              --        3,447
                                         -------      --------       -------        --------     --------
  Total liabilities..................     65,729         8,557         1,715          50,002      126,003
  Series A convertible preferred
    stock............................         --            --            --          12,500(6)    12,500
  Common stock.......................         77            --             1              (1)(7)       77
  Additional paid-in capital.........     35,013        14,061        10,749         (24,810)(7)   35,013
  Notes receivable from
    stockholders.....................       (711)           --            --              --         (711)
  Accumulated (deficit) earnings.....     (3,488)           --        (4,882)          4,882(7)    (3,488)
  Treasury stock.....................         --            --            --              --           --
                                         -------      --------       -------        --------     --------
  Total stockholders' equity.........     30,891        14,061         5,868         (19,929)      30,891
                                         -------      --------       -------        --------     --------
  Total liabilities and stockholders'
    equity...........................    $96,620      $ 22,618       $ 7,583        $ 42,573     $169,394
                                         =======      ========       =======        ========     ========

                                        RAMSAY AND FINANCING TRANSACTIONS
                                                   ADJUSTMENTS
                                       -----------------------------------
                                                   OFFERING
                                                      AND
                                                   PURCHASE
                                                   PRO FORMA     PRO FORMA
                                        RAMSAY    ADJUSTMENTS    COMBINED
                                       --------   -----------    ---------
ASSETS
  Current assets:
    Cash and cash equivalents........  $    328    $   2,714     $  7,087
    Accounts receivable, net.........    21,089           --       54,352
    Other current assets.............     7,007           --       10,298
                                       --------    ---------     --------
      Total current assets...........    28,424        2,714       71,737
  Property, plant and equipment,
    net..............................    33,732           --      113,668
  Costs in excess of net assets
    acquired, net....................     2,286       28,755(8)    72,159
  Amortizable intangible asset,
    net..............................        --           --        3,558
  Other assets.......................     7,698        1,896(9)    14,470
                                       --------    ---------     --------
  Total assets.......................  $ 72,140    $  33,365     $274,899
                                       ========    =========     ========
LIABILITIES AND STOCKHOLDERS' EQUITY
  Current liabilities:
    Short-term borrowings............  $  3,856    $ (27,002)(10) $  1,554
    Accounts payable.................     4,504           --       14,619
    Accrued liabilities..............     9,431           --       24,515
                                       --------    ---------     --------
      Total current liabilities......    17,791      (27,002)      40,688
  Long-term debt, less current
    portion..........................    13,061       89,714(10)  175,432
  Other liabilities..................     3,675        2,979(11)   10,101
                                       --------    ---------     --------
  Total liabilities..................    34,527       65,691      226,221
  Series A convertible preferred
    stock............................        --       12,500(10)   25,000
  Common stock.......................        95          (95)(12)       77
  Additional paid-in capital.........   127,169     (127,169)(12)   35,013
  Notes receivable from
    stockholders.....................        --           --         (711)
  Accumulated (deficit) earnings.....   (85,752)      78,539(12)  (10,701)
  Treasury stock.....................    (3,899)       3,899(12)       --
                                       --------    ---------     --------
  Total stockholders' equity.........    37,613      (44,826)      23,678
                                       --------    ---------     --------
  Total liabilities and stockholders'
    equity...........................  $ 72,140    $  33,365     $274,899
                                       ========    =========     ========

         NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                              AS OF MARCH 31, 2003
                             (DOLLARS IN THOUSANDS)

 (1) This column presents condensed combined balance sheet data for five of the six facilities acquired from The Brown Schools in April 2003, including The Brown Schools of Virginia, Inc., Cedar Springs Behavioral Health System, Inc., Healthcare San Antonio, Inc., The Brown Schools of San Marcos, Inc. and The Oaks Psychiatric Hospital, Inc. This group of five facilities was audited separately from The Brown Schools of Oklahoma, Inc.

 (2) Represents the elimination of cash and cash equivalents ($2), Medicare liabilities ($572) and bank overdrafts ($597) not acquired in connection with the acquisition of The Brown Schools.

 (3) Represents the adjustment of the property, plant and equipment of The Brown Schools to reflect their appraised value.

 (4) Represents adjustment to goodwill, calculated as follows:

Total required financing....................................  $ 63,671
Less: Estimated capitalized financing costs.................      (682)
Less: Net assets acquired...................................   (51,721)
                                                              --------
Adjustment to goodwill......................................  $ 11,268
                                                              ========

 (5) Represents estimated capitalized financing costs incurred in connection with the acquisition of The Brown Schools.

 (6) Represents the incurrence of $15,171 of short-term borrowings and $36,000 of long-term debt and the issuance of $12,500 of our series A convertible preferred stock to finance the acquisition of The Brown Schools.

 (7) Reflects the elimination of The Brown Schools' equity accounts and existing accumulated (deficit) earnings.

 (8) Represents adjustment to goodwill, calculated as follows:

      Total purchase price........................................  $ 58,075
      Plus: Estimated transaction costs...........................     7,600
      Less: Net assets acquired...................................   (36,920)
                                                                    --------
      Adjustment to goodwill......................................  $ 28,755
                                                                    ========

 (9) Represents estimated capitalized financing costs of $4,650 incurred in connection with the acquisition of Ramsay, less write-off of existing capitalized financing costs due to extinguishment of debt ($1,481) for Psychiatric Solutions and ($693) for Ramsay, less write-off of estimated capitalized financing costs incurred in connection with the acquisition of The Brown Schools ($580).

(10) Represents (a) the incurrence of $150,000 of long-term debt, less the repayment of Ramsay's short-term debt ($3,856) and long-term debt ($13,061) and the repayment a portion of Psychiatric Solutions' short-term debt ($23,146) and a portion of its long-term debt ($47,225) and (b) the issuance of $12,500 of our series A convertible preferred stock, to finance the acquisition of Ramsay.

(11) Represents a reclassification of put warrants from debt to other liabilities due to the pay off of $10,000 of related debt to the 1818 Fund. These warrants were exercised and classified as temporary equity in April 2003.

(12) Reflects the elimination of Ramsay's equity accounts and existing accumulated (deficit) earnings of $85,752, debt prepayment penalties of ($3,350), a write-off of capitalized finance cost of ($2,061), and a write-off of the original issue discount on debt of ($1,802) related to the pay-off of $10,000 of debt to the 1818 Fund.

            UNAUDITED PRO FORMA CONDENSED COMBINED INCOME STATEMENT
                   FOR THE TWELVE MONTHS ENDED MARCH 31, 2003
                             (DOLLARS IN THOUSANDS)

                                                                       THE BROWN SCHOOLS ADJUSTMENTS
                                                          -------------------------------------------------------
                                                             THE         THE BROWN
                                           PSYCHIATRIC      BROWN        SCHOOLS OF      PRO FORMA     PRO FORMA
                                           SOLUTIONS(1)   SCHOOLS(2)   OKLAHOMA, INC.   ADJUSTMENTS     COMBINED
                                           ------------   ----------   --------------   -----------    ----------
Revenue..................................    $143,643      $59,165        $17,804         $    --       $220,612
                                             --------      -------        -------         -------       --------
Expenses:
  Salaries, wages and employee
    benefits.............................      71,123       33,330          8,607              --        113,060
  Professional fees......................      18,521        4,238            688              --         23,447
  Rentals and leases.....................       1,186          723            311              --          2,220
  Other operating expenses(18)...........      32,916       14,268          6,189          (3,342)(3)     50,031
  Provision for doubtful accounts........       4,422        1,716             81              --          6,219
  Depreciation and amortization..........       2,415        1,536            239             (82)(4)      4,108
  Other expenses(5)......................       1,942          458             --              --          2,400
                                             --------      -------        -------         -------       --------
        Total expenses...................     132,525       56,269         16,115          (3,424)       201,485
Interest expense.........................      (6,598)      (6,200)          (895)          1,793(6)     (11,900)
                                             --------      -------        -------         -------       --------
Earnings from continuing operations
  before taxes...........................       4,520       (3,304)           794           5,217          7,227
Provision (benefit) for taxes............      (2,966)          --             --           1,237(7)      (1,729)
                                             --------      -------        -------         -------       --------
Net earnings from continuing
  operations.............................       7,486       (3,304)           794           3,980          8,956
Accrued dividends on series A convertible
  preferred stock........................          --           --             --             637(8)         637
                                             --------      -------        -------         -------       --------
Net earnings from continuing operations
  applicable to common stockholders......    $  7,486      $(3,304)       $   794         $ 3,343       $  8,319
                                             ========      =======        =======         =======       ========
Other Financial Data:
  Capital expenditures...................    $  1,911      $ 1,095        $   291         $    --       $  3,297

                                            RAMSAY AND FINANCING
                                                TRANSACTIONS
                                                ADJUSTMENTS
                                           ----------------------

                                                       PRO FORMA     PRO FORMA
                                            RAMSAY    ADJUSTMENTS    COMBINED
                                           --------   -----------    ---------
Revenue..................................  $145,852     $    --      $366,464
                                           --------     -------      --------
Expenses:
  Salaries, wages and employee
    benefits.............................    92,318      (3,000)(9)   202,378
  Professional fees......................     3,991          --        27,438
  Rentals and leases.....................     4,434          --         6,654
  Other operating expenses(18)...........    32,802          --        82,833
  Provision for doubtful accounts........     1,549          --         7,768
  Depreciation and amortization..........     2,593          --         6,701
  Other expenses(5)......................        --          --         2,400
                                           --------     -------      --------
        Total expenses...................   137,687      (3,000)      336,172
Interest expense.........................    (2,342)     (6,102)(10)  (20,344)
                                           --------     -------      --------
Earnings from continuing operations
  before taxes...........................     5,823      (3,102)        9,948
Provision (benefit) for taxes............    (5,773)       (388)       (7,890)
                                           --------     -------      --------
Net earnings from continuing
  operations.............................    11,596      (2,715)       17,837
Accrued dividends on series A convertible
  preferred stock........................        --         637(12)     1,274
                                           --------     -------      --------
Net earnings from continuing operations
  applicable to common stockholders......  $ 11,596     $(3,352)     $ 16,563
                                           ========     =======      ========
Other Financial Data:
  Capital expenditures...................  $  2,010     $    --      $  5,307

            UNAUDITED PRO FORMA CONDENSED COMBINED INCOME STATEMENT
                   FOR THE THREE MONTHS ENDED MARCH 31, 2003
                             (DOLLARS IN THOUSANDS)

                                                                    THE BROWN SCHOOLS ADJUSTMENTS
                                                        ------------------------------------------------------
                                                           THE         THE BROWN
                                          PSYCHIATRIC     BROWN        SCHOOLS OF      PRO FORMA    PRO FORMA
                                           SOLUTIONS    SCHOOLS(2)   OKLAHOMA, INC.   ADJUSTMENTS    COMBINED
                                          -----------   ----------   --------------   -----------   ----------
Revenue.................................    $37,104      $13,851         $4,395         $   --       $55,350
                                            -------      -------         ------         ------       -------
Expenses:
  Salaries, wages and employee
    benefits............................     17,785        8,319          2,146             --        28,250
  Professional fees.....................      4,451          995            185             --         5,631
  Rentals and leases....................        248          188             77             --           513
  Other operating expenses(18)..........      8,850        3,434          1,551           (814)(3)    13,021
  Provision for doubtful accounts.......      1,322          388             20             --         1,730
  Depreciation and amortization.........        667          279             59             65 (4)     1,070
  Other expenses........................        499          458             --             --           957
                                            -------      -------         ------         ------       -------
        Total expenses..................     33,822       14,061          4,038           (749)       51,172
Interest expense........................     (1,420)      (1,414)          (257)           389 (6)    (2,702)
                                            -------      -------         ------         ------       -------
Earnings from continuing operations
  before taxes..........................      1,862       (1,624)           100          1,138         1,476
Provision (benefit) for taxes...........      1,073           --             --           (147)(7)       926
                                            -------      -------         ------         ------       -------
Net earnings from continuing
  operations............................        789       (1,624)           100          1,285           550
Accrued dividends on series A
  convertible preferred stock...........         --           --             --            156 (8)       156
                                            -------      -------         ------         ------       -------
Net earnings from continuing operations
  applicable to common stockholders.....    $   789      $(1,624)        $  100         $1,129       $   394
                                            =======      =======         ======         ======       =======
Other Financial Data:
  Capital expenditures..................    $   628      $   569         $   75         $   --       $ 1,272

                                          RAMSAY AND FINANCING
                                              TRANSACTIONS
                                               ADJUSTMENTS
                                          ---------------------

                                                     PRO FORMA    PRO FORMA
                                          RAMSAY    ADJUSTMENTS   COMBINED
                                          -------   -----------   ---------
Revenue.................................  $36,527     $    --      $91,877
                                          -------     -------      -------
Expenses:
  Salaries, wages and employee
    benefits............................   23,571        (750)(9)   51,071
  Professional fees.....................      783          --        6,414
  Rentals and leases....................    1,234          --        1,747
  Other operating expenses(18)..........    8,537          --       21,558
  Provision for doubtful accounts.......      402          --        2,132
  Depreciation and amortization.........      641          --        1,711
  Other expenses........................       --          --          957
                                          -------     -------      -------
        Total expenses..................   35,168        (750)      85,590
Interest expense........................     (557)     (1,770)(10)  (5,029)
                                          -------     -------      -------
Earnings from continuing operations
  before taxes..........................      802      (1,020)       1,258
Provision (benefit) for taxes...........      305        (388)(11)      843
                                          -------     -------      -------
Net earnings from continuing
  operations............................      497        (633)         415
Accrued dividends on series A
  convertible preferred stock...........       --         156 (12)      312
                                          -------     -------      -------
Net earnings from continuing operations
  applicable to common stockholders.....  $   497     $  (789)     $   103
                                          =======     =======      =======
Other Financial Data:
  Capital expenditures..................  $   413     $    --      $ 1,685

            UNAUDITED PRO FORMA CONDENSED COMBINED INCOME STATEMENT
                   FOR THE THREE MONTHS ENDED MARCH 31, 2002
                             (DOLLARS IN THOUSANDS)

                                                        RIVEREDGE AND PMR ADJUSTMENTS
                                               -----------------------------------------------
                                                                      PRO FORMA    PSYCHIATRIC
                                 PSYCHIATRIC   RIVEREDGE              PURCHASE      SOLUTIONS
                                  SOLUTIONS    HOSPITAL      PMR     ADJUSTMENTS    PRO FORMA
                                 -----------   ---------   -------   -----------   -----------
Revenue........................    $23,188      $6,544     $ 4,804      $  --        $34,536
                                   -------      ------     -------      -----        -------
Expenses:
 Salaries, wages and employee
   benefits....................     13,970       3,616         555         --         18,141
 Professional fees.............      3,108         212          68         --          3,388
 Rentals and leases............        190          25          33         --            248
 Other operating
   expenses(18)................      2,671       1,861       4,161         --          8,693
 Provision for (recovery of)
   doubtful accounts...........        715          44      (1,931)        --         (1,172)
 Depreciation and
   amortization................        386          80         116        109(13)        691
 Other expenses(5).............         --          --         (18)        --            (18)
                                   -------      ------     -------      -----        -------
       Total expenses..........     21,040       5,838       2,984        109         29,971
 Interest expense..............     (1,372)       (139)         (2)      (427)(14)    (1,940)
 Other income-interest.........         --          --         109       (109)(15)        --
                                   -------      ------     -------      -----        -------
 Earnings from continuing
   operations before taxes.....        776         567       1,927       (645)         2,625
 Provision (benefit) for
   taxes.......................         21         221         (88)      (187)(16)       (33)
                                   -------      ------     -------      -----        -------
 Net earnings from continuing
   operations..................        755         346       2,015       (458)         2,658
 Accrued dividends on series A
   convertible preferred
   stock.......................         --          --          --         --             --
                                   -------      ------     -------      -----        -------
 Net earnings from continuing
   operations applicable to
   common stockholders.........    $   755      $  346     $ 2,015      $(458)       $ 2,658
                                   =======      ======     =======      =====        =======
Other Financial Data:
 Capital expenditures..........    $   187      $   --     $    --      $  --        $   187

                                                                                         RAMSAY AND FINANCING
                                                                                             TRANSACTIONS
                                             THE BROWN SCHOOLS ADJUSTMENTS                    ADJUSTMENTS
                                 -----------------------------------------------------   ---------------------
                                    THE         THE BROWN
                                   BROWN        SCHOOLS OF      PRO FORMA    PRO FORMA              PRO FORMA    PRO FORMA
                                 SCHOOLS(2)   OKLAHOMA, INC.   ADJUSTMENTS   COMBINED    RAMSAY    ADJUSTMENTS    COMBINED
                                 ----------   --------------   -----------   ---------   -------   -----------   ----------
Revenue........................   $14,860         $4,411          $  --       $53,807    $35,831     $   --       $89,638
                                  -------         ------          -----       -------    -------     ------       -------
Expenses:
 Salaries, wages and employee
   benefits....................     8,920          2,046             --        29,107     22,196       (750)(9)    50,553
 Professional fees.............     1,066            164             --         4,618        822         --         5,440
 Rentals and leases............       173             63             --           484        963         --         1,447
 Other operating
   expenses(18)................     3,567          1,514           (863)(3)    12,911      7,907         --        20,818
 Provision for (recovery of)
   doubtful accounts...........       400             --             --          (772)       720         --           (52)
 Depreciation and
   amortization................       300             63            (40)(4)     1,014        625         --         1,639
 Other expenses(5).............        --             --             --           (18)       125         --           107
                                  -------         ------          -----       -------    -------     ------       -------
       Total expenses..........    14,426          3,850           (903)       47,344     33,358       (750)       79,952
 Interest expense..............      (843)          (215)          (290)(6)    (3,288)      (690)      (903)(10)   (4,881)
 Other income-interest.........        --             --             --            --         --         --            --
                                  -------         ------          -----       -------    -------     ------       -------
 Earnings from continuing
   operations before taxes.....      (409)           346            613         3,175      1,783       (153)        4,805
 Provision (benefit) for
   taxes.......................        --             --             --           (33)       214         --           181
                                  -------         ------          -----       -------    -------     ------       -------
 Net earnings from continuing
   operations..................      (409)           346            613         3,208      1,569       (153)        4,624
 Accrued dividends on series A
   convertible preferred
   stock.......................        --             --            156(8)        156         --        156(12)       312
                                  -------         ------          -----       -------    -------     ------       -------
 Net earnings from continuing
   operations applicable to
   common stockholders.........   $  (409)        $  346          $ 457       $ 3,052    $ 1,569     $ (309)      $ 4,312
                                  =======         ======          =====       =======    =======     ======       =======
Other Financial Data:
 Capital expenditures..........   $   119         $  127          $  --       $   433    $   876     $   --       $ 1,309

            UNAUDITED PRO FORMA CONDENSED COMBINED INCOME STATEMENT
                      FOR THE YEAR ENDED DECEMBER 31, 2002
                             (DOLLARS IN THOUSANDS)

                                                     RIVEREDGE AND PMR ADJUSTMENTS            THE BROWN SCHOOLS ADJUSTMENTS
                                            -----------------------------------------------   -----------------------------
                                                                   PRO FORMA    PSYCHIATRIC      THE         THE BROWN
                              PSYCHIATRIC   RIVEREDGE              PURCHASE      SOLUTIONS      BROWN        SCHOOLS OF
                               SOLUTIONS    HOSPITAL      PMR     ADJUSTMENTS    PRO FORMA    SCHOOLS(2)   OKLAHOMA, INC.
                              -----------   ---------   -------   -----------   -----------   ----------   --------------
Revenue.....................   $113,912      $14,152    $13,011    $     --       $141,075     $60,174        $17,820
                               --------      -------    -------    --------       --------     -------        -------
Expenses:
 Salaries, wages and
   employee benefits........     62,326        8,907      1,513      (1,267)(17)    71,479      33,931          8,507
 Professional fees..........     14,373        1,271      1,814          --         17,458       4,309            667
 Rentals and leases.........        870           52        264          --          1,186         708            297
 Other operating
   expenses(18).............     20,651        2,576      9,532          --         32,759      14,401          6,152
 Provision for (recovery of)
   doubtful accounts........      3,681          211     (1,964)         --          1,928       1,728             61
 Depreciation and
   amortization.............      1,770          140        181         348(13)      2,439       1,557            243
 Other expenses(5)..........         --           --      1,425          --          1,425          --             --
                               --------      -------    -------    --------       --------     -------        -------
   Total expenses...........    103,671       13,157     12,765        (919)       128,674      56,634         15,927
Interest expense............     (5,564)        (628)        (4)       (922)(14)    (7,118)     (5,629)          (853)
Other income -- interest....         --           --        209        (209)(15)         --         --             --
                               --------      -------    -------    --------       --------     -------        -------
Earnings from continuing
 operations before taxes....      4,677          367        451        (212)         5,283      (2,089)         1,040
Provision (benefit) for
 taxes......................     (1,007)         190     (3,255)         --         (4,072)         --             --
                               --------      -------    -------    --------       --------     -------        -------
Net earnings from continuing
 operations.................      5,684          177      3,706        (212)         9,355      (2,089)         1,040
Accrued dividends on series
 A convertible preferred
 stock......................         --           --         --          --             --          --             --
                               --------      -------    -------    --------       --------     -------        -------
Net earnings from continuing
 operations applicable to
 common stockholders........   $  5,684      $   177    $ 3,706    $   (212)      $  9,355     $(2,089)       $ 1,040
                               ========      =======    =======    ========       ========     =======        =======
Other Financial Data:
 Capital expenditures.......   $  1,470      $    --    $    --    $     --       $  1,470     $   645        $   343

                                                                RAMSAY AND FINANCING
                                                                    TRANSACTIONS
                             BROWN SCHOOLS ADJUSTMENTS
                                 ---------------------------   ----------------------

                                     PRO FORMA    PRO FORMA                PRO FORMA    PRO FORMA
                                    ADJUSTMENTS    COMBINED     RAMSAY    ADJUSTMENTS   COMBINED
                                    -----------   ----------   --------   -----------   ---------
Revenue.....................         $     --      $219,069    $145,156    $     --     $364,225
                                     --------      --------    --------    --------     --------
Expenses:
 Salaries, wages and
   employee benefits........               --       113,917      90,943      (3,000)(9)  201,860
 Professional fees..........               --        22,434       4,030          --       26,464
 Rentals and leases.........               --         2,191       4,163          --        6,354
 Other operating
   expenses(18).............           (3,391)(3)    49,921      32,172          --       82,093
 Provision for (recovery of)
   doubtful accounts........               --         3,717       1,867          --        5,584
 Depreciation and
   amortization.............             (187)(4)     4,052       2,577          --        6,629
 Other expenses(5)..........               --         1,425         125          --        1,550
                                     --------      --------    --------    --------     --------
   Total expenses...........           (3,578)      197,657     135,877      (3,000)     330,534
Interest expense............            1,114(6)    (12,486)     (2,475)     (5,235)(10) (20,196)
Other income -- interest....               --            --          --          --           --
                                     --------      --------    --------    --------     --------
Earnings from continuing
 operations before taxes....            4,692         8,926       6,804     (2,235)       13,495
Provision (benefit) for
 taxes......................            1,384(7)     (2,688)     (5,864)         --       (8,552)
                                     --------      --------    --------    --------     --------
Net earnings from continuing
 operations.................            3,308        11,614      12,668     (2,235)       22,047
Accrued dividends on series
 A convertible preferred
 stock......................              637(8)        637          --         637(12)    1,274
                                     --------      --------    --------    --------     --------
Net earnings from continuing
 operations applicable to
 common stockholders........         $  2,671      $ 10,977    $ 12,668    $(2,872)     $ 20,773
                                     ========      ========    ========    ========     ========
Other Financial Data:
 Capital expenditures.......         $     --      $  2,458    $  2,473    $     --     $  4,931

       NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED INCOME STATEMENTS
                             (DOLLARS IN THOUSANDS)

 (1) Includes the historical results of Aeries Healthcare Corporation and Subsidiary (d/b/a Riveredge Hospital) and PMR from the beginning of the period presented, except for capital expenditures, which are for Psychiatric Solutions only.

 (2) This column presents five of the six facilities acquired from The Brown Schools in April 2003, including The Brown Schools of Virginia, Inc., Cedar Springs Behavioral Health System, Inc., Healthcare San Antonio, Inc., The Brown Schools of San Marcos, Inc. and The Oaks Psychiatric Hospital, Inc. This group of five facilities was audited separately from The Brown Schools of Oklahoma, Inc.

 (3) Represents the elimination of overhead costs (salaries and expenses) historically allocated to the operation of The Brown Schools, plus Psychiatric Solutions' expected incremental costs to manage the business.

 (4) Reflects adjustment to depreciation and amortization resulting from changes in the valuation of The Brown Schools' fixed assets to reflect their appraised value.

 (5) Other expenses include (a) for the three months ended March 31, 2003, expense of $960 to revalue put warrants, income of $461 to release reserves on stockholder notes and a loss of $458 related to a sale of land; (b) for the three months ended March 31, 2002, asset impairment charges incurred at Ramsay of $125 and $18 of recoveries from the sale of previously written down assets at PMR; and (c) for the year ended December 31, 2002, asset impairment charges incurred at Ramsay of $125, $18 of recoveries from the sale of previously written down assets at PMR, $1,900 of employee severance and termination costs associated with the winding up of PMR and $457 of other various gains associated with PMR.

 (6) Represents the elimination of historical interest expense and the recording of interest expense relating to the financing of the acquisition of The Brown Schools.

 (7) Reflects the expected provision for income taxes resulting from the acquisition of The Brown Schools.

 (8) Reflects pay-in-kind dividends related to the issuance of $12,500 of Psychiatric Solutions' series A convertible preferred stock concurrently with the acquisition of The Brown Schools.

 (9) Reflects the elimination of duplicative costs related to executive compensation, the former board of directors of Ramsay and other administrative fees and expenses which are directly related to the acquisition of Ramsay.

(10) Represents the elimination of historical interest expense and the recording of interest expense relating to the financing of the acquisition of Ramsay and the Financing Transactions based on an assumed interest rate for the notes.

(11) Reflects the expected provision for income taxes resulting from the acquisition of Ramsay. For Ramsay's twelve months ended March 31, 2003, no income taxes were recorded for the period from April 1, 2002 to December 31, 2002 due to Ramsay's net deferred tax valuation allowance.

(12) Reflects pay-in-kind dividends related to the issuance of $12,500 of Psychiatric Solutions' series A convertible preferred stock concurrently with the acquisition of Ramsay.

(13) Reflects adjustment to depreciation and amortization resulting from changes in the valuation of Riveredge Hospital's and PMR's fixed assets to reflect their appraised value.

(14) Represents the elimination of historical interest expense and the recording of interest expense relating to the financing of the acquisitions of Riveredge Hospital and PMR.

(15) Reflects lost interest income due to the reduction in cash, cash equivalents and short-term investments balances.

(16) Represents the elimination of a federal income tax provision as a result of the net deferred tax valuation allowance.

(17) Reflects the reversal of accrued payouts to Riveredge Hospital option holders.

(18) Other operating expenses are comprised of (a) for Psychiatric Solutions, other operating expenses plus supplies expense, (b) for Riveredge Hospital, other operating expenses plus supplies, contract services, insurance, utilities, real estate taxes less rentals and leases, (c) for PMR, other operating expenses plus research and development expenses, (d) for The Brown Schools, other operating expenses plus supplies and management fees,
     (e) for The Brown Schools of Oklahoma, other operating expenses plus supplies, purchased services and management fees and (f) for Ramsay, other operating expenses less professional fees and rentals and leases.